

GranTierra energy inc.

RBC Global Energy and Power Conference

Latin America Panel:
Riding the Upstream Spending Wave

June 1, 2009

Disclaimer

This presentation material contains forward-looking statements and forward looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. The opinions, forecasts, projections, statements of resource potential or other statements, other than statements of historical fact, are forward looking information, forward-looking statements or financial outlooks (collectively, "forward-looking statements") under the meaning of applicable securities laws, including Canadian Securities Administrators' National Instrument 51-102 Continuous Disclosure Obligations and the United States Private Securities Litigation Reform Act of 1995. These statements are made as of the date of this presentation and the fact that this presentation remains available does not constitute a representation by Gran Tierra Energy that Gran Tierra Energy believes these forward-looking statements continue to be true as of any subsequent date. Although Gran Tierra Energy believes that the assumptions underlying, and expectations reflected in, these forward-looking statements are reasonable, it can give no assurance that these assumptions and expectations will prove to be correct. Such statements include, but are not limited to, statements about future projected or target barrels of oil per day production, future expected oil prices, future financial and operating results, the plans, objectives, expectations and intentions of the company regarding exploration, drilling and development, and the future development of the company's business. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: Gran Tierra Energy's operations are located in South America, and unexpected problems can arise due to guerilla activity, technical difficulties and operational difficulties which impact the production, transport or sale of its products; geographic, political and weather conditions can impact the production, transport or sale of its products; the risk that the current global economic and credit crisis may impact oil prices and oil consumption more than Gran Tierra Energy currently predicts; the risk that unexpected delays and difficulties in developing currently owned properties may occur; the failure of exploratory drilling to result in commercial wells; unexpected delays due to the limited availability of drilling equipment and personnel; and the risk factors detailed from time to time in Gran Tierra Energy's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, under the caption "Item 1A - Risk Factors" in Gran Tierra's Annual Report on Form 10-K for the period ended December 31, 2008, and "Item 1A - Risk Factors" in Gran Tierra's Quarterly Report on Form 10-Q for the period ended March 31, 2009, filed with the Securities and Exchange Commission on February 27, 2009 and May 8, 2009 respectively. These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov and on SEDAR at www.sedar.com. Gran Tierra's forward-looking statements are expressly qualified in their entirety by this cautionary statement.

Growth

Land

- 6.3 million acres gross
- 24 blocks, 22 operated



Exploration Blocks
30
25
20
15
10
5
0
2005
2006
2007
2008
2009**

Reserves

- 19.2 million barrels oil Proved net after royalty



Million barrels of oil
20
15
10
5
0
2005
2006
2007
2008*

Production

- 10,390 BOPD net after royalty Q1 2009
- 14,000 - 16,000 BOPD through balance of 2009



***
1,000 BOPD (nar)
16
12
8
4
0
2005
2006
2007
2008
2009

* As at December 31, 2008; ** As at May 8, 2009; *** Projected

South American Operations – By the numbers

Colombia Production Platform

17.7 million	barrels net proved reserves**
14,000	approximately BOPD NAR
63	leads and prospects
1.27 million	acres gross (0.88 mm net)*

Peru Elephant Hunting

20,000 km	airborne survey completed
24	leads and prospects
500 km	2D seismic to be acquired by Q1 2010
3.4 million	acres gross and net*

Argentina Option Value

1.6 million	barrels net proven reserves**
1,000	approximately BOPD NAR
42	Leads and prospects
1.64 million	acres gross (1.30 mm net)*



Putumayo Basin
Bogota
Marañon Basin
Lima
Noroeste Basin
Buenos Aires

* As at May 8, 2009, ** Net after royalty (NAR) reserves as of December 31, 2008; SEC compliant)

How was this growth achieved?

- Host governments aligned with the needs of independents
  - Proven petroleum systems
  - Attractive fiscal terms
  - Stable legal systems
  - Active deal flow
- Typically found in countries with:
  - Declining reserves
  - Declining production
  - Progressive governments
- Recognizing the value and impact of Independents


Gran Tierra Energy
Operating Jurisdictions

Colombia - Costayaco Field Reserves and Production Platform


Colombia
Bogotá
Putumayo Basin


Chaza Block
Costayaco Field
3P Reserve
Guayuyaco Block
Producing
Oil Fields
Pipeline
Uchupayaco
100
0
GTE Working Interest
2 km
7
5
4
2
1
3
8
6

Costayaco Light and Medium Oil Reserves Net After Royalty*

Reserves Category	MMbbl
Total Proved	14.7
Total Probable	6.7
Total Proved Plus Probable	21.5
Total Possible	14.7
Total PPP	36.2

Planning 19,000 BOPD gross plateau production 4Q09 for 4 years

* NI 51-101 compliant reserve study completed by GLJ Petroleum Consultants, effective December 31, 2008. GTE has a 100% working interest in the Costayaco Field.

Costayaco (Chaza Block) Netbacks Per Bbl
Cash flow generator funding growth

WTI	$40.00	**$60.00**	$80.00
WTI Discount (1)	$ 8.17	$ 8.17	$ 8.17
Royalty (8.31%) (2)(3)	$ 2.64	$ 4.31	$ 5.97
3rd party NPI royalty	$ 1.22	$ 2.14	$ 3.05
Economic Rights (acreage fee)	$ 0.10	$ 0.10	$ 0.10
Operating costs (4)	$ 4.80	$ 4.80	$ 4.80
Operating netback (before tax)	$23.07	**$40.49**	$57.91

Colombian income tax rates: 33%

Based on 2009 budget average

Elephant hunting in Peru



The Marañon Basin

1 Billion

Barrels Recoverable


Colombia
Ecuador
Iquitos Arch
Marañon Basin
Pipeline
Andes Mountains
Brazil
Peru

Blocks 122 & 128 - At the Top of the Arch


Peru


Block 122
0 25 50
Kilometers
N
Petrobras
ConocoPhillips
Block 128
Occidental

2	Blocks
100%	Gran Tierra
3.4 million	Acres
500 km	Seismic (2009 & 2010)
Up to 4	Exploration wells (2010)

- Blocks 122 and 128 are a likely focal point for petroleum migration from adjacent Marañon basin
- Environmental impact assessment for seismic completed
- 4 wells planned for 2010

Peru Fiscal Regime Summary Supporting Exploration

GranTierra energy inc.

Royalty-tax contract structure

- Royalties

Daily production	Royalty %
<5,000 bopd	5%
5,000-100,000	5%-20% (sliding scale)
>100,000 bopd	20%

Transportation costs are deductible for royalty calculation

- Income tax 30%

  Taxable income deductions:

  - Royalty
  - Operating costs
  - Depreciation of capital

2009-2010 Exploration Drilling Program

Country	Basin	Block	Well	2009 3Q	2009 4Q	2010 1Q	2010 2Q	2010 3Q	2010 4Q
Colombia	Putumayo	Chaza	Rio Mocoa-1		■				
	Putumayo	Chaza	Moqueta-1			■			
	Putumayo	Piedemonte Sur	Venado-1			■			
	Putumayo	Mecaya	Mecaya-2				■		
	Putumayo	Azar	Feijoa-1				■		
	Putumayo	Rumiyaco	Leoncilla-1						■
	Putumayo	Piedemonte Norte	Rio Blanco-1						■
	Llanos	Garibay	Expl-1			■			
	Catatumbo	Catguas	Expl-1				■		
	Catatumbo	Catguas	Expl-2				■		
Peru	Marañon	Block 122	Expl-1				■		
	Marañon	Block 122	Expl-2				■		
	Marañon	Block 128	Expl-3					■	
	Marañon	Block 128	Expl-4					■	


Catatumbo
x2
Llanos
x1
Putumayo
x7
Colombia
Peru
x4
Marañon

14 exploration wells

180 MMBO net risked resource potential*

*Management estimate

Positioned for continued growth

Strong land position with 6.3 million gross acres
129 leads and prospects

Colombia	Peru	Argentina
Reserves, production and cash flow platform; plus exploration	Giant oil-field exploration potential	option value

No debt

$148 million
in cash* and strong cash flow

* As at March 31, 2009

Summary - Success comes from First Principles

Host governments aligned with the needs of industry participants

- Fiscal terms balanced with prospectivity
- Stable legal systems
- Transparent and efficient access to land
- Active deal flow

Independents are succeeding in international, in certain jurisdictions

- Host governments recognizing the value and impact of independents, and creating an environment for mutual success





GranTierra
energy inc.